UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 5, 2012
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 5, 2012, RF Micro Devices, Inc. issued a press release announcing that it had entered into a definitive agreement to acquire Amalfi Semiconductor, Inc. (“Amalfi”). Amalfi is a privately-held leading fabless semiconductor company specializing in cost effective, high performance radio frequency and mixed-signal integrated circuits for the rapidly growing entry-level smartphone market. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated November 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By:	/s/Barry D. Church
Barry D. Church
Vice President and Corporate Controller

Date:    November 5, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release, dated November 5, 2012.